                                                                    Exhibit 99.2

Global Crossing / U S WEST


          The New Premiere Global and
          Local Service Provider



     Bob Annunziata                     Sol Trujillo
                CEO                             CEO

                      Regarding Forward-Looking Statements


Statements made in this presentation that state the Companies' or management intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Companies' actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time-to-time in the Companies' SEC filings. Copies of these filings may be obtained by contacting the Companies or the SEC.

                     Global Crossing / U S WEST / Frontier


 .  Creates Leading Global and Local Service Provider

 .  Customer-to-Customer Connectivity and Service Around the World

 .  Financial Structure Highlights Value and Promotes Growth

                                                         The New Global Crossing

Global Crossing                    Frontier                  U S WEST
                                   Communications
International
Fiber Optic                        .  US Fiber               .  Local Voice,
Network                               Optic Network             Data,
                                   .  Data and                  Internet,
 .  Connecting Continents              Internet                  and Wireless
 .  European Terrestrial            .  Long Distance             Services
 .  Japanese Terrestrial            .  Local                  .  Broadband
 .  South American                     Connectivity              Access
   Terrestrial                     .  CLEC                   .  Wireless and
                                                                Wireline
                                                                Network
                                                             .  All-Digital
                                                                Data-Centric
                                                                Core Network


               World's Leading Global and Local Service Provider

                                                      Global Reach/Local Service

Global Connectivity           Cities                    Customers
                                                        . Voice
                              Global House              . xDSL
                                                        . Private Line
Cable                         .  Switching              . Integrated
                              .  Routing                  Services
                              .  Bandwidth Management
                              .  Web Hosting
                              .  Data Centers

                                                    Global Reach / Local Service

                            [right              [right
                      LOCAL arrow]     NATIONAL arrow]      GLOBAL
IP / HOSTED APP       U S WEST         Frontier           Global Crossing
DATA NETWORKS         U S WEST         Frontier           Global Crossing
LONG DISTANCE         NA               Frontier           Global Crossing
BACKBONE              U S WEST         Frontier           Global Crossing
ACCESS                U S WEST         Frontier           Global Crossing
                      Frontier         CLEC               Europe/Japan/
                                                          South America

                                            Financial Structure Highlights Value

Business                                                   Financial Structure

Global Reach               [right and left arrow]          GSP - Global Service
                                                           Provider

Local Services                                             LSP - Local Service
                                                           Provider

                                     Value

                            Enhanced growth in GSP
                            Enhanced service in LSP

                                                                 The Transaction

  Initial Tender Offer [right arrow] Corporate Alliance

  .  U S WEST to Tender Immediately for 9.5% of Global Crossing Shares

  .  $62.75 Per Share

  .  Cash Tender Commences Within Five Business Days

                                                                 The Transaction
                                                                      The Merger


  .  Stock-for-Stock Merger of Equals - Following Global Crossing/Frontier
     Merger

  .  Global Crossing/Frontier and U S WEST Shareholders Each Will Own 50%

  . Each Global Crossing Share Will Represent 1.0 Shares and Each U S WEST Share Will Represent Approximately 1.2 Shares in the New Company

                                                                 The Transaction
                                                                      The Merger


  . Each Share of the New Company Entitles the Shareholder to Elect a Mix of GSP and LSP Tracking Stocks Subject to Proration If Either Is Oversubscribed

  .  Tax-free, Purchase Accounting

  .  Closing Expected Mid-2000

   Amendment to Global Crossing/Frontier Merger Agreement


 .  Frontier Board of Directors has Consented to Global Crossing/ U S WEST Merger

 .  Assuming Completion of U S WEST Tender Offer for 9.5% of Global Crossing
   Shares:

          -    Minimum Value to Frontier Shareholders Increased to $63
          -    Changed Exchange Ratio Range,
                .    Previous: 1.0919 - 1.7939
                .    Revised: 1.1095 - 1.8229

                                                      U S WEST Special Dividends


 .  Until the Merger Closes, U S WEST Intends to Pay a Special Dividend of $0.215
   Each Quarter Increasing the Quarterly Payment to $0.75 Per Share

 .  Immediately Prior to Closing, U S WEST Intends to Pay a Special Dividend of
   $1.00 Per Share

                                                             Two Tracking Stocks

Global Service Provider                      Local service Provider
(GSP)                                        (LSP)
 .  Global Crossing Subsea                    .  US WEST Local Exchange
   and Terrestrial Global
   Fiber Network                             .  US WEST In-Region Long
                                                Distance
 .  U S WEST !NTERPRISE Data
   Activities                                .  US WEST Private Lines and
                                                Directory Operations
 .  Frontier US Fiber
   Network, Internet, Data,                  .  Frontier Local Exchange
   and Long Distance

 .  Frontier CLEC Operation

 .  U S WEST Wireless and
   Internet Yellow Pages

                                                        Two Tracking Stocks
                                                   Proforma 2000 Estimates*

                       Class G                          Class L
                       Global Service                   Local Service
                       Provider                         Provider

Revenue                  $ 6.0B                         $13.5B

Adjusted EBITDA          $ 1.4B                         $ 6.7B

Proforma Growth        Accelerates Global               Enhanced Earnings
Profile                Crossing EBITDA                  Visibility with
                       Growth to less than              Stable Growth
                       40%

                * Proforma as if merger closes January 1, 2000

                                                   Local Service Provider Assets


 .  Distribution Channel for DSL and other Global Service Provider Products

 .  17 million Local Access Lines

 .  Local Service in 25 States

 .  7,800 SONET Rings

 .  $1.2 billion Vertical Services Revenue Stream

 .  $1.2 billion Revenues from Print Yellow Pages

 .  Attractive Demographics, Rapid Growth Region

                                                          U S WEST Local Network

[Map showing the states of Washington, Oregon, Montana, Idaho, Utah, Arizona, Wyoming, Colorado, New Mexico, North Dakota, South Dakota, Nebraska, Minnesota and Iowa]

  .  21 SONET ring network

  .  94% digital switching

  .  Data switches
      - 417 frame relay
      - 133 ATM

  .  40,444 miles of fiber cable across 14 states

  .  DSL in 215 wire centers

                                                          Frontier Local Network


     Local Access Lines

[Map showing the states of Florida, Georgia, Alabama, Missouri, Pennsylvania, New York, Ohio, Minesota, Indiana, Illinois, Wisconsin, Louisiana and Montana as Frontier services territory.]


  .  NY: 650,000

  .  Total: 1,034,000

  .  34 Cities in 13 States

                                                  Global Service Provider Assets

Fiber:    115,000 Route Miles / 2.85 Million Fiber Miles

Data:     173 ATM Switches
          454 Frame Switches with over 70,000 Frame Nodes
          35,000 DSL Customers
          2,000 VDSL Customers
          12 Web Hosting / Data Centers
          U S WEST Internet Yellow Pages
          $1.8 billion of Long Distance Revenue
          less than 200,000 ISP Subscribers

Voice:    230,000 CLEC Lines
          220,000 PCS Subscribers

Products: Global Voice, Video, Data and IP Applications

                                                        Frontier DMS 500 Network

[United States map showing terminal sites and switches of Frontier DMS 500 Network.]

[Legend containing the following information:]

     .  Completed

     .  By the end of June '99

                                                       Frontier National Network

[United States map showing coverage and routes of the Frontier national network.]

[Legend containing the following information:]

  Network Route                         Network Miles
  -------------                         -------------

 . Base Network - 24 Fibers              13,054 miles

 . Southeast Build - 12 Fibers            2,985 miles

 . Northwest Network Swap
  (WTCI)                                 1,660 miles

 . Western Network Swap
  (Enron)                                1,896 miles


                 . Frontier Terminal Site

                 . Frontier Switch

                                         From Local to National to Global Reach*



[World map showing the routes of PC-1, GAL, PAC, SAC, AC-1, MAC and PEC with "Growth" indicated for undeveloped areas of Asia.]



                                                    *Based on announced networks

                                                           Pan European Crossing


[Map of Europe showing the route of Pan European Crossing.]


 .  [Legend containing the following information:]

 .  Wholesale Switching

 .  DSL

 .  Data and Internet Services

                                                           Global Fiber Network*

                                        Frontier                     New
                                        Communi                      Global
                    Global Crossing     -cations       U S WEST      Crossing
Route                     54,900          20,000          40,444       155,344
Miles

Fiber                    800,900         348,000        1,700,00     2,848,900
Miles

Count-                        18               3               1            19
ries On
Network

Cities On                     39             120              44           185
Network

Total Invest-            $   4.9         $   1.1         $   1.2       $   7.2
ment in                  billion         billion         billion       billion
Announ-
ced system

                         *Based on Announced Networks

                          Addressable Market Explodes
                              New Global Crossing

 Global Crossing          Frontier Communications    US WEST
 $100 billion             + $100 billion             + $35 billion

 International            National LD                 Local

 Global Bandwidth and Services $ 1 trillion in 2005

Sources: IDC, ITU, Tom Soja & Associates, Yankee Group and Company Estimates

                                                            World's Largest DLEC


                             Number of Subscribers

                         1Q99      1999E          Reach      Market
                                                             Value
USW/GBLX                 35,000    100,000        Global     $ [arrow
                                                             pointing
                                                             upwards]
                                                             billion
Covad                     8,6000    35,000        National   $ 4.6 billion

North Point               3,200         NA        National   $ 5.3 billion

Rhythms                   1,255     12,000        National   $ 5.3 billion

While serving 10% of the U.S. population, U S WEST has captured 40% of the nation's DSL subscribers and 30% of the nations local frame relay ports. These capabilities will be unleashed to national and global markets.

                                               Web Hosting and Internet Services

[Digital Distribution map]

  .  12 Hosting / Distribution Centers

  .  Over 200,000 Dial-up Internet Customers

  .  54 billion Hits per Month

  .  Extensive Line of Network-Based Applications

  .  Worldwide IP Network - Tier 1 Peering

  .  less than 100% Growth Rate

                                                          Regulatory Environment


 .  No Approval Required for U S WEST to acquire 9.5% of Global Crossing Shares

 .  Combined Companies Prohibited from Originating Long Distance Traffic from U S
   WEST Territories Pending Section 271 Approval

 .  Regulatory Approval for Merger is Expected

 .  U S WEST Section 271 Approval Efforts Accelerated

                         Compelling Financial Profile
                             New Global Crossing*


    Revenues less than $ 19 billion

    Adjusted EBITDA less than $ 8 billion

    Current Market Value less than $ 75 billion

                *2000 Company Estimates - proforma as if merger
                            closed January 1, 2000

                                        Combination Offers Substantial Synergies


   .  Ability to Combine Back Office and Administrative Functions

 . Post 271 Approvals - Owned Network Generates Enhanced Long Distance Margin and Market Share

 .  Expand Existing GlobalCenter Web Hosting Business to Include Applications
   Hosting via Worldwide Network

                                    Combination Creates New Market Opportunities


 .  Expansion of Existing DSL Technology to Global Markets With Suite of Existing
   Data Products
 .  Expansion of Existing Voice, Data Transport, Internet Access and Vertical
   Services to Global Markets Served by the Global Crossing Global Network

                                  Combination Offers Synergies and Opportunities
                                                  Net Present Value ($ Billions)

                                                  Market
                                   Synergies      Opportunities

Operating Efficiencies                $1
Long Distance                         $2
Global 1 Hop                          $4
Loss of Bermuda Tax Benefit          ($1)
National DLEC                                          $3-6
International Voice, Data
 Transport, Internet Access
 and Vertical Services                                 $15-30
                                                       ------
   TOTAL                              $6               $18-36

                                                     From Local to Global Reach*


[World map showing the routes of PC-1, GAL, PAC, SAC, AC-1, MAC and PEC with "Growth" indicated for undeveloped areas of Asia.]


                                                    *Based on announced networks